10. Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
10. Subsequent Events

Under the Notes offering, the Company issued an additional $23 subsequent to December 31, 2013. The total debt issued and outstanding pursuant to the Notes offering as of February 26, 2014 is $1,762. Of the $1,762, $326 is from employees, managers, members and relatives of managers and members.

On January 10, 2014, the Company closed two loans with American Built Homes, LLC for the construction of homes in Denver Colorado. The loans are demand loans and total $672 with $33 outstanding at February 26, 2014, net of the builder deposit, interest escrow, and unearned loan fee. Each loan has a builder deposit of 6% of the loan amount, a loan fee of 5%, and an interest rate of our cost of funds plus 2%. An interest escrow was funded from loan proceeds at closing.

On January 17, 2014, the Company signed a commitment letter with a builder customer in New Jersey for a construction loan anticipated to be $240, which commitment expires April 30, 2014. The loan would have a builder deposit of 6% of the loan amount and a loan fee of 5%, with an interest rate of our cost of funds plus 2%.

On February 25, 2014, the Company closed on a loan with the Hoskins Group for a home in Pittsburgh, Pennsylvania. The loan is a demand loan in the amount of $215 with $210 outstanding at February 26, 2014, net of the unearned loan fee. The loan has a loan fee of 5%, and an interest rate of our cost of funds plus 2%.

On February 26, 2014, the Board of Managers, upon recommendation by the Chief Executive Officer, authorized cash distributions to the Company’s members of 68% of net income for the fourth quarter of 2013 totaling $16, which will be distributable to the members ratably based on each member’s respective membership interest.